Pursuing Effective Business Strategy in Regional Insurance Markets Investor Meetings March 2014 Exhibit 99.1

Forward-Looking Statements
The Company bases all statements made in this presentation that are not historic facts on its current expectations. These statements are forward-looking in nature (as defined in the Private
Securities Litigation Reform Act of 1995) and involve a number of risks and uncertainties. Actual results could vary materially. Factors that could cause actual results to vary materially include: the
Company’s ability to maintain profitable operations, the adequacy of the loss and loss expense reserves of the Company’s insurance subsidiaries, business and economic conditions in the areas in which the Company operates, interest rates, competition from various insurance and other financial businesses, terrorism, the availability and cost of reinsurance, adverse and catastrophic weather events, legal and judicial developments, changes in regulatory requirements, the
Company’s ability to integrate and manage successfully the companies it may acquire from time to time and other risks the Company describes from time to time in the periodic reports it files with the Securities and Exchange Commission. You should not place undue reliance on any such forward-looking statements.  The Company disclaims any obligation to update such statements or to announce publicly the results of any revisions that it may make to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.
Reconciliations of non-GAAP data are available on the Company’s website at
investors.donegalgroup.com in the Company’s news releases regarding quarterly financial results.

Insurance Holding Company with Mutual
Affiliate
•
Structure provides stability for successful long-term business strategy
•
Public company traded on NASDAQ (DGICA/DGICB)
–
Class A dividend yield of 3.6%
–
Class A shares have 1/10 vote; Class B shares have one vote
•
Regional property and casualty insurance group
–
22 Mid-Atlantic, Midwestern, New England and Southern states
–
Distribution force of approximately 2,600 independent agencies
–
$533 million in 2013 net written
premiums,
up 7.4% from 2012
($720 million in direct written premiums for insurance group*)
–
Completed ten M&A transactions since 1988
•
Rated A (Excellent) by A.M. Best (affirmed September 2013)
–
Debt-to-capital of approximately 16%

* Includes Donegal Mutual Insurance Company and Southern Mutual Insurance Company

Objective: Outperform Industry
Service, Profitability and Book Value Growth

Change in Net Written Premiums
Donegal Group
SNL Small Cap U.S. Insurance Index (average) – 2013 data not yet available
GAAP Combined Ratio Change in Book Value
-30%
-20%
-10%
0%
10%
20%
30%
40%
50%
80%
85%
90%
95%
100%
105%
110%
115%
120%
125%
130%
-10%
-5%
0%
5%
10%
15%
20%
25%
30%
DGI CAGR: 10%   Index CAGR: 2%
DGI Avg: 98%  Index Avg: 104%
DGI CAGR: 7%  Index CAGR: N/A

2013: Strong Growth and Profitability
Operating EPS* of 96¢ vs. 73¢ in 2012
•
7.4% increase in net written premiums
–
Driven by strong commercial lines growth
•
97.4% statutory combined ratio
–
Q3 and Q4 combined ratios of 96.0% and 95.4% were lowest for any period in past five years
–
Measurable progress from rate increases and underwriting
initiatives
–
Weather losses and large fire losses below prior year level
•
Book value per share at $15.02 vs. $15.63 at year-end 2012
–
Interest-rate-driven mark-to-market adjustments

Additional details are available on our website
(investors.donegalgroup.com)
* Reconciliations and definitions of non-GAAP data are available on the Investors area of our website

Achieve Book Value Growth By Implementing Plan Drive revenues with opportunistic transactions and organic growth Focus on margin enhancements and investment contributions

Atlantic States
Insurance
Company
(1) Because of the different relative voting power of Class A common stock and Class B common stock, public stockholders hold approximately 35% of the aggregate voting power of the combined classes, and
Donegal Mutual holds approximately 65% of the aggregate voting power of the combined classes.
100%
55% (1)
45% (1)
100%
Reinsurance
48%
52%
= P&C Insurance Subsidiaries = Thrift Holding Company /Federal Savings Bank
POOLING
AGREEMENT
100% 100% 100% 100% 100%
Donegal Group Inc.
Donegal Mutual
Insurance Company
Donegal Financial
Services Corporation
(Union Community Bank)
Opportunistic Ownership Structure Provides Flexibility and Capacity
Structure Provides Flexibility and Capacity
Public
Stockholders
100%

80%
20%
Sheboygan Falls
Insurance Company
Michigan Insurance
Company
Southern Insurance
Company of Virginia
Le Mars
Insurance Company
The Peninsula
Insurance Company
Southern Mutual
Insurance Company
Peninsula
Indemnity Company

Acquisitions Have Made Meaningful
Contribution to Long-term Growth

$283
$302
$207
$307
$314
$365
$363
$392
$454
$496
January 2004
Acquired Le Mars and Peninsula
Net Written Premiums
(dollars in millions)
$533
December 2008
Acquired Sheboygan Falls
Implemented Pooling Change
December 2010
Acquired Michigan
Implemented 25% Quota Share
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
Michigan
Sheboygan
Peninsula
Le Mars
Southern
Atlantic States

Acquisition Strategy Drives Geographic
Expansion
•
10 M&A transactions since 1988
–
Experienced consolidation team
•
Acquisition criteria:
–
Serving attractive
geography
–
Favorable regulatory,
legislative and judicial
environments
–
Similar personal/commercial
business mix
–
Premium volume
up to $100 million

Example: Southern Mutual Insurance Co.
•
Affiliation with Donegal Mutual in 2009
•
Donegal Mutual surplus note investment of $2.5 million
•
$16.8 million in 2012 direct written premiums
•
100% quota share reinsurance with Donegal Mutual
–
SMIC cedes underwriting results to Donegal Mutual
–
Donegal Mutual includes business in pooling agreement with
Atlantic States (80% of SMIC business to Donegal Group)
•
Expanded market presence in Georgia and South Carolina
•
Serves as model for mutual-to-mutual affiliations

•
Attractive franchise
acquired in 2010
•
Potential for increased
premium contribution
•
Track record of profitability
•
Provided entry into new
state as part of Midwest
expansion strategy
–
Capable management
team
–
Quality agency distribution
system
–
Diversified mix of business
Example: Michigan Insurance Company

* Premiums ceded to Donegal Mutual are included in
pooling agreement with Atlantic States (80% to DGI)
** Projected based on estimated 2014 growth rate
(Dollars in millions) 2014 2013 2012 2011 2010
(under
prior
owner)
Direct written
premiums
$116** $112 $111 $108 $105
External quota
share
20% 30% 40% 50% 75%
Ceded to Donegal
Mutual*
25% 25% 25% 25% N/A
Retained by
MICO
55% 45% 35% 25% 25%
Included in DGI
NPW
$74** $62 $57 $46 N/A
Statutory
combined ratio
N/A 99% 94% 95% 97%

Business Mix Offers Broad-based
Opportunities
•
Commercial lines = 40% of
NWP in 2013
– Commercial lines renewal
premiums increases in 5-7%
range
– Ongoing emphasis on new
business growth in all regions
•
Personal lines = 60% of
NWP in 2013
– Rate increases in 3-8% range
– Minimal exposure growth other
than MICO premiums retained

Net Written Premiums by Line of Business
(December 31, 2013)
Workers'
Comp
14%
Homeowners
20%
Other
Personal
3%
Other
Commercial
1%
Commercial
Auto
11%
Personal
Auto
37%
Multi Peril
14%

Organic Growth Centered on Relationships
with ~2,600 Independent Agencies
•
Ongoing objectives:
–
Achieve top three ranking within appointed agencies in lines of business we write
–
Leverage “regional” advantages and maintain personal
relationships as agencies grow and consolidate
•
Continuing focus on commercial lines growth:
–
Emphasize expanded commercial lines products and capabilities in current agencies
–
Appoint commercial lines focused agencies to expand distribution in key geographies
–
Strengthen relationships with agencies appointed in recent years

WritePRO

WriteBiz

WriteFARM

DONEGAL
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DONEGAL GROUP INC.

•
Donegal offers state-of-the-art
quoting and underwriting
capabilities
•
Donegal offers web-based
underwriting system with
automated rating and
underwriting
Best-In-Class Technology and Agent Support
Personal Lines Commercial Lines

Call
Call
Center
Center
Service
Service
Center
Center
Mobile App
ImageRight
ClaimCenter

Achieve Book Value Growth By Implementing Plan Drive revenues with opportunistic transactions and organic growth Focus on margin enhancements and investment contributions

Remain Focused on Underwriting to
Best Leverage Rate Increases

Donegal Insurance Group (SNL P&C Group) SNL P&C Industry (Aggregate) – 2013 data not yet available
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
2006 2007 2008 2009 2010 2011 2012 2013
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
2006 2007 2008 2009 2010 2011 2012 2013
Personal Lines Loss Ratio
Commercial Lines Loss Ratio

Focus on Underwriting Profitability
•
Sustain pricing discipline and conservative underwriting
•
Manage exposure to catastrophe/unusual weather events
–
Purchase reinsurance coverage in excess of a one-in-200 year event
•
Link employee incentive compensation directly to
underwriting performance
•
Focus on rate adequacy and pricing sophistication
•
Leverage centralized oversight of regional underwriting
•
Emphasize IT-based programs such as automated decision
trees and predictive modeling

Emphasize Growth in More Profitable
Commercial Lines
•
95.7% statutory combined
ratio for 2013
•
Introduce core Donegal
products in new regions
•
Growth focus on accounts
with premiums in $10,000 to
$75,000 range
•
Expand appetite within
classes and lines already
written
–
Add related classes
–
Appropriately use reinsurance

50.0%
55.0%
60.0%
65.0%
70.0%
75.0%
80.0%
85.0%
90.0%
95.0%
100.0%
-
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000
90,000
2008 2009 2010 2011 2012 2013
In-Force Policy Count Retention Levels

Focus on Margin Improvement in
Personal Lines
•
98.8% statutory combined
ratio for 2013
•
Acquired companies weighted
to personal lines
•
Focus on the preferred and
superior risk markets
•
Rate increases in virtually
every jurisdiction
•
New and renewal inspection
and renewal re-tiering
•
Seek geographic spread of risk
•
Balance portfolio (auto/home)

50.0%
55.0%
60.0%
65.0%
70.0%
75.0%
80.0%
85.0%
90.0%
95.0%
100.0%
-
50,000
100,000
150,000
200,000
250,000
300,000
350,000
400,000
450,000
500,000
2008 2009 2010 2011 2012 2013
In-Force Policy Count Retention Levels

Employ Sophisticated Pricing and
Actuarial Tools
•
Predictive modeling tools
enhance our ability to
appropriately price our
products
–
Sophisticated predictive
modeling algorithms for
pricing/tiering risks
–
Territorial segmentation and
analysis of environmental
factors that affect loss
experience
–
Exploring tools that allow
consideration of vehicle-
specific data in pricing
•
External information
sources allow us to
develop price optimization
strategies
•
Formal schedule of regular
rate adequacy reviews for
all lines of business,
including GLM analysis on
claim costs and agency
performance
•
Currently evaluating usage-
based insurance tools

Maintain Reserve Adequacy to Support
Margin Expansion

•
Reserves at $266 million
at year-end 2013
–
Midpoint of actuarial range
–
Conservative reinsurance
program limits volatility
•
Emphasis on faster claims
settlements to reduce
longer-term exposures
•
2013 development of
$10 million within normal
range
Reserve Range at 12/31/2013
Low  $238,800
High $295,500
Selected at midpoint
Values shown are selected reserves
Vertical bars represent actuarial ranges
(dollars in thousands, net of reinsurance)
Established Reserves at Year-end
$180,262
$217,897
$243,015
$250,936
$265,605
2009 2010 2011 2012 2013
Development
(Favorable)
$9,823
6.1%          (1.6%)              -- 3.1%
($2,885) ($168)
$7,596 $10,358
4.1%

1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

DONEGAL GROUP INC.

Drive Increased Efficiency with Automation
•
Current infrastructure can
support premium growth
•
Premiums per employee rising
due to underwriting systems
•
Claims system allows more
rapid and efficient claims
handling
•
Mutual structure provides
opportunities for operational
and expense synergies
•
Statutory expense ratio of
30.2% in 2013 vs. 29.3% for
2012

(Dollars in thousands)
$1,000
$900
$700
$800
$600
$500
$400
$300
$200
Direct Premiums per Employee

Maintain Conservative Investment Mix to
Minimize Risk

* Excluding investments in affiliates
$756 Million in Invested Assets*
(as of December 31, 2013)
•
81% of portfolio invested
in fixed maturities at
year-end 2013
Short-Term
Securities
13%
Treasury
3%
Agency
5%
Corporate
7%
Mortgage
Backed
Securities
(MBS)
19%
Taxable
Munis
1%
Tax-Exempt
Municipals
50%
Equity
2%
–
Effective duration =
4.5 years
–
Tax equivalent yield = 3.3%
•
Taking proactive steps to
reduce interest rate risk
•
Emphasis on quality
–
77% AA-rated or better
–
98% A-rated or better
•
Liquidity managed through
laddering

Donegal Financial Services Corporation
Bank Investment = 5% of Invested Assets
•
DFSC owns 100% of Union Community Bank
–
Serves Lancaster County (location of Donegal headquarters)
•
Expanded to 13 branches via acquisition in May 2011
–
Added scale to banking operation
–
Enhanced value of historic bank investment
–
Increased potential for bottom-line contribution
•
DGI owns approximately 48% of DFSC
–
52% owned by Donegal Mutual
•
Union Community Bank is financially strong and profitable

Union Community Bank is Financially Strong
and Profitable
•
2013 results:
–
$513 million in assets at year-end 2013
–
$6.3 million in net income
•
Excellent capital ratios at December 31, 2013:

Tier 1 capital to average total assets 15.67%
Tier 1 capital to risk-weighted assets 23.64%
Risk-based capital to risk-weighted assets 25.83%

Achieve Book Value Growth By Implementing Plan Drive revenues with opportunistic transactions and organic growth Focus on margin enhancements and investment contributions

Strong Capital + Solid Plan to Drive Results
•
Rated A (Excellent) by
A.M. Best
–
Debt-to-capital of
approximately 16%
–
Premium-to-surplus of
approximately 1.4-to-1
•
Dividend yield of 3.6% for
Class A shares
•
New authorization for
repurchase of up to
500,000 shares of Class A
common stock

Book Value Plus Cumulative Dividends
Book Value Plus Cumulative Dividends
$-
$5.00
$10.00
$15.00
$20.00
Book Value Dividends Paid

Structure Provides Stability to Pursue
Successful Long-Term Business Strategy
•
Regional property casualty insurance company
–
Insurance holding company with mutual affiliate
•
Objective to outperform industry in service, profitability and book value growth
•
Drive revenues with opportunistic transactions and organic
growth
–
10% CAGR in net written premiums since 2003
•
Focus on margin enhancements and investment
contributions

Supplemental Information

History of Contributing Transactions
Company Le Mars Peninsula Sheboygan
Southern
Mutual
Michigan
Year Acquired 2004 2004 2008 2009 2010
Company Type Mutual Stock Mutual Mutual Stock
Primary Product Line Personal Niche Personal Personal Pers./Comm.
Geographic Focus Midwest Mid-Atlantic Wisconsin
Georgia/
South Carolina
Michigan
Transaction Type Demutualization Purchase Demutualization Affiliation Purchase
Net Premiums Acquired $20 million $34 million $8 million $11 million $27 million*
Acquisition Price $4 million $24 million $4 million N/A $42 million
Avg. Growth Rate** 5% 3% 13% N/A 16%
Avg. Combined Ratio** 93% 94% 103% N/A 96%

*   Michigan's direct premiums written were $105 million in 2010
** Since acquisition

Net Premiums Written by Line of Business
(in millions) Q4 13 Q3 13 Q2 13 Q1 13 Q4 12 Q3 12 Q2 12 Q1 12
Personal lines:
Automobile $46.7 $50.9 $50.2 $48.6 $45.6 $51.4 $50.2 $48.0
Homeowners 25.7 29.8 29.1 21.9 22.3 27.6 27.0 20.2
Other 4.0 4.2 4.3 3.4 4.0 4.2 4.2 3.7
Total personal lines 76.4 84.8 83.6 73.8 71.9 83.1 81.4 71.9
Commercial lines:
Automobile 13.0 14.0 15.7 15.5 12.0 12.5 14.0 12.9
Workers’ compensation 16.3 18.3 19.7 23.2 14.3 16.1 16.3 18.6
Commercial multi-peril 16.8 18.0 20.0 19.7 14.7 15.9 17.4 16.4
Other 1.3 1.4 1.6 0.3 1.8 1.7 2.0 1.5
Total commercial lines 47.4 51.8 57.0 58.6 42.8 46.2 49.7 49.4
Total net premiums written $123.8 $136.6 $140.6 $132.5 $114.7 $129.3 $131.1 $121.3

Combined Ratio Analyses
(percent) Q413 Q3 13 Q2 13 Q1 13 Q4 12 Q3 12 Q2 12 Q1 12
Stat Combined Ratios:
Personal lines 99.3 97.9 100.2 98.1 108.9 101.3 108.4 101.6
Commercial lines 89.4 93.0 101.4 98.4 88.5 91.4 95.1 88.8
Total lines 95.4 96.0 100.6 98.0 101.2 97.6 103.5 96.9
GAAP Combined Ratios (total lines):
Loss ratio (non-weather) 59.1 57.8 63.1 64.1 68.2 58.6 63.8 62.3
Loss ratio (weather-related) 3.5 7.2 7.4 4.5 3.9 9.3 9.6 4.5
Expense ratio 31.9 32.3 32.3 30.7 29.3 31.4 31.9 32.4
Dividend ratio 0.4 0.3 0.3 0.4 0.3 0.3 0.1 0.2
Combined ratio 94.9 97.6 103.1 99.7 101.7 99.6 105.4 99.4
GAAP Supplemental Ratios:
Fire losses greater than $50,000 4.8 2.4 4.4 6.5 5.5 5.5 5.9 2.9
Development on prior year loss reserves 0.1 2.4 3.7 1.5 1.6 2.4 1.9 0.4

For Further Information:
Jeffrey D. Miller
Senior Vice President and Chief Financial Officer
Phone: (717) 426-1931
Pursuing Effective
Business Strategy in
Regional Insurance Markets
E-mail:
investors@donegalgroup.com
investors.donegalgroup.com
Website: